Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Grants of Certain Equity Awards. We do not currently grant stock options, stock appreciation rights or other awards with option-like features. Accordingly, we have no specific policy or practice on the timing of such awards in relation to the disclosure by the Company of material non-public information. In the event we determine to grant new options, stock appreciation rights or other awards with option-like features, our Board and Compensation Committee will evaluate the appropriate steps to take in relation to the timing of grants of such awards and the disclosure of material nonpublic information. (The Compensation Committee has, for the last several years, approved annual grants of TRSUs and PRSUs in early January of each year. The timing of these grants is unrelated to the release of material non-public information.)